JAMES J. WILLIAMSON                                  GABE BOUCK, 1849-1904
   TIMOTHY M. DEMPSEY       DEMPSEY, MAGNUSEN,      JOHN F. KLUWIN, 1893-1931
   RONALD L. LAMPE          WILLIAMSON & LAMPE       GEORGE HILTON, 1885-1942
   NICHOLAS J. MEEUWSEN      ATTORNEYS AT LAW     WILLIAM C. BOUCK, 1895-1955
   TIMOTHY R. YOUNG            FIRSTAR BANK      EDWARD J. DEMPSEY, 1906-1956
   JOHN M. KELLY                  BUILDING          RAY C. DEMPSEY, 1932-1960
   CHARLES J. HERTEL           P.O. BOX 886      JOSEPH F. DEMPSEY, 1936-1972
                         OSHKOSH, WISCONSIN 54902
               OSHKOSH 414/235-7300            RIPON 414/748-5415

   ELIZABETH SITTERLY           FAX 414-235-2011               OF COUNSEL:
   MICHAEL D. GOLDEN                                          JOHN E. DEMPSEY
                                                            LEWIS C. MAGNUSEN

                                 July 6, 1994


   Oshkosh Truck Corporation
   2307 Oregon St.
   P.O. Box 2566
   Oshkosh, WI 54903
   ATTN:  Fred Schulte

   RE:  Cadence Company

   Dear Fred:

   Per our conversation of last Friday, Cadence Company has authorized me to advise Oshkosh Truck Corporation that they will consent to a 5-year extension of the lease of the PDC property on Waukau Ave. at the contract rental price of $128,400.00 per year, payable in monthly installments according to the terms of the lease. At the same time, they have declined the offer of Oshkosh Truck Corporation to purchase the property on your offer price.

                                 Very truly yours,

                            Dempsey, Magnusen, Williamson & Lampe



                                 Timothy M. Dempsey

   TMD:nlm

   cc:  S. Mosling
        J. P. Mosling, Jr.
        J. Malczweski



                                  Exhibit 10.15